UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2015

LDR HOLDING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-36095	20-3933262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13785 Research Boulevard, Suite 200 Austin, Texas 78750	78750
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (512) 344-3333

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

LDR Holding Corporation (the “Company”) is filing information for the purpose of updating its business description and certain other disclosures regarding the Company and its business contained in its other filings with the Securities and Exchange Commission, which updated disclosure is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information contains “forward-looking statements” within the meaning of, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words or similar expressions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Forward-looking statements include, but are not limited to, statements about:

•	the Company’s expectations regarding its revenue, expenses, sales, effective tax rates and operations;

•	the Company’s ability to manage growth;

•	anticipated trends, developments and challenges in the Company’s business and the markets in which the Company operates;

•	the Company’s ability to develop and market future products;

•	the Company’s ability to compete in its markets, expand into new markets and innovation by its competitors;

•	the Company’s ability to stay abreast of new or modified laws and regulations that currently apply or become applicable to its business;

•	the Company’s ability to establish and maintain intellectual property protection for its products or avoid claims of infringement;

•	the Company’s ability to hire and retain key personnel;

•	the Company’s anticipated cash needs and its estimates regarding its capital requirements; and

•	the future trading prices of the Company’s common stock and the impact of securities analysts’ reports on these prices.

These statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results of operation, financial condition, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements, including those that are described in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed with the U.S. Securities and Exchange Commission (SEC) and other filings with the SEC. Although the Company believes that the expectations reflected in the forward-looking statements contained in this information are reasonable, the Company cautions you that these statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which we cannot be certain. Moreover, the Company operates in a competitive, challenging and rapidly changing industry in which new risks may emerge from time to time, and it is not possible for management to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this information. The Company cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Forward-looking statements made in this information relate only to events as of the date on which the statements are made. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on its forward-looking statements. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Updated Company Disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

Date: August 12, 2015	By:	/s/ Robert McNamara
		Name:	Robert McNamara
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Company Disclosure.